Exhibit 10.01

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 11, 2020, is entered into by and among DEXCOM, INC., a Delaware corporation (the “Borrower”), the Lenders described below party hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (individually, “JPMorgan”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).
WHEREAS, the Borrower, certain financial institutions parties thereto (the “Lenders”), the Administrative Agent, JPMorgan and Merrill Lynch, Pierce, Fenner & Smith Inc., as Joint Bookrunners and Joint Lead Arrangers, and Bank of America, N.A. and Silicon Valley Bank, as Co-Syndication Agents, are parties to that certain Amended and Restated Credit Agreement, dated as of December 19, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement as set forth herein; and
WHEREAS, on the terms and conditions set forth herein, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“2020 Convertible Notes” means unsecured convertible notes issued by the Borrower on or after the First Amendment Effective Date and prior to May 31, 2020 in the aggregate principal amount of $1,000,000,000 or such greater amount to the extent permitted under Section 6.01.
“First Amendment Effective Date” means May 11, 2020.
(b)Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Convertible Notes” set forth therein in its entirety to read as follows:
“Convertible Notes” means the 2017 Convertible Notes, the 2018 Convertible Notes, the 2020 Convertible Notes and any other unsecured convertible notes issued by the Borrower from time to time to the extent such issuance is permitted under Section 6.01.
(c)Section 6.06(b) of the Credit Agreement is hereby further amended and restated in its entirety to read as follows:
“(b) The Borrower will not, nor will it permit any Subsidiary to, pay or make, directly or indirectly, any cash payment of principal of any of the Convertible Notes, or any cash payment on account of the purchase, redemption, settlement on conversion, retirement, acquisition, cancellation or termination of any such Indebtedness, unless (i) the Borrower is in pro forma compliance with each of the covenants contained in Section 6.13, (ii) the Borrower shall have not less than $100,000,000 of Liquidity on a pro forma basis, (iii) no Default or Event of Default shall have occurred and be continuing, in each case of clauses (i), (ii) and (iii), on the date of such payment and giving effect thereto and (iv) in the case of redemption, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to effect that the Borrower is in compliance with the conditions set forth in clauses (i), (ii) and (iii) of this Section 6.06(b); provided that for the avoidance of doubt, this Section 6.06(b) shall not restrict (x) the payment of interest (including any additional interest payable upon specified events) on the Convertible Notes or (y) the settlement of conversion of Convertible Notes for securities, other property (excluding cash other than cash in lieu of any fractional share) or a combination thereof); provided further that clause (ii) of this Section 6.06(b) shall not apply in the case of any settlement on conversion for cash.”
(d)Article 9 of the Credit Agreement is hereby amended by adding a new Section 9.19 to read as follows:
Section 9.19. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 9.19, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
2.Conditions Precedent to Effectiveness. This Amendment shall not become effective unless (a) the Administrative Agent shall have received a copy of this Amendment, in form and substance acceptable to the Administrative Agent, executed by the Borrower and the Required Lenders, (b) the representations and warranties contained herein shall be true and correct and no Default or Event of Default shall exist on the date hereof and (c) the Borrower shall have paid all reasonable out of pocket costs and expenses of or incurred by the Administrative Agent, including but not limited to, fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment, in each case that have been invoiced prior to the date of this Amendment.
3.Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) all Liens created under the Loan Documents continue to be first-priority (subject only to Permitted Encumbrances) perfected Liens, (e) all representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such date) and (f) the execution and delivery of this Amendment will not contravene or result in a violation of any material contract or agreement to which the Borrower is a party.
4.Ratification. Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. The Borrower acknowledges and expressly agrees that the Administrative Agent and each Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement (as expressly modified by this Amendment) and the other Loan Documents.
5.Miscellaneous.
(a)Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,

AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(c)Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective as provided in Section 2 hereof and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)Entire Agreement. This Amendment and the other Loan Documents constitute the entire understanding of the parties hereto and thereto with respect to the subject matter hereof and thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.
(e)Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(f)Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement.
(g)Construction. The parties acknowledge and agree that this Amendment shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Amendment.
(h)Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
(i)No Prejudice; No Impairment. This Amendment shall not prejudice, limit, restrict or impair any rights, privileges, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Documents as hereby amended. The Administrative Agent and each Lender reserves, without limitation, all rights which the Administrative Agent and each Lender has now or in the future against any guarantor or endorser of the Obligations.
[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Amended and Restated Credit Agreement as of the date first written above.

BORROWER: DEXCOM, INC. By: /s/ Quentin Blackford Name: Quentin Blackford Title: Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

Lenders: JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent By: /s/ Ling Li Name: Ling Li Title: Executive Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA N.A., as a Lender
By: /s/ Sebastian Lurie
Name: Sebastian Lurie Title: SVP

Signature Page to First Amendment to Amended and Restated Credit Agreement

SILICON VALLEY BANK, as a Lender
By: /s/ Joseph Hammer
Name: Joseph Hammer Title: Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

MUFG UNION BANK, N.A., as a Lender
By: /s/ Edmund Ozorio
Name: Edmund Ozorio Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement